OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2024
Other Liabilities Disclosure [Abstract]
OTHER CURRENT LIABILITIES	OTHER CURRENT LIABILITIES

(in thousands of $)	2024	2023
Deferred and prepaid charter revenue	23,671	31,961
EU ETS allowances payable	10,063	—
Other items	3,164	273
	36,898	32,234

As described in Note 2: Accounting Policies, effective January 1, 2024, the Company became subject to the EU ETS, which applies to emissions from vessels performing voyages that originate, terminate, or occur within an EU port. Under the EU ETS, vessels are required to surrender EUAs, each of which entitles the holder to emit one metric ton of CO₂. As of December 31, 2024, the Company recorded $10.1 million as EU ETS allowances payable in respect of 2024 emissions due to be surrendered to the EU authorities in September 2025.